SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2010

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 22, 2010, Sigma-Aldrich issued a press release announcing its second quarter operating results for the period ended June 30, 2010. This press release and certain supplemental information are furnished as Exhibits 99.1 and 99.2, respectively.

Item 7.01	Regulation FD Disclosure.

On July 22, 2010, the Registrant issued a press release regarding the financial outlook for the second quarter ending June 30, 2010. This press release and certain supplemental information are furnished as Exhibits 99.1 and 99.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release issued July 22, 2010 - SIGMA-ALDRICH (NASDAQ:SIAL) Q2 2010 SALES INCREASE 6%; SECOND QUARTER 2010 DILUTED EPS UP 16% TO $0.79; FULL YEAR 2010 DILUTED ADJUSTED EPS EXPECTATION AFFIRMED AT $3.05-$3.20.

99.2	Certain supplemental information not included in the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2010

SIGMA-ALDRICH CORPORATION

By:	/s/ MICHAEL F. KANAN
Michael F. Kanan, Vice President and
Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued July 22, 2010 - SIGMA-ALDRICH (NASDAQ:SIAL) Q2 2010 SALES INCREASE 6%; SECOND QUARTER 2010 DILUTED EPS UP 16% TO $0.79; FULL YEAR 2010 DILUTED ADJUSTED EPS EXPECTATION AFFIRMED AT $3.05-$3.20.

99.2	Certain supplemental information not included in the press release.

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